EXHIBIT 10.32

NON-QUALIFIED
STOCK OPTION AGREEMENT
UNDER THE
KNOLL, INC.
2010 STOCK INCENTIVE PLAN

THIS AGREEMENT, made as of this        day of           , 20     by and between Knoll, Inc., a Delaware corporation (the “Company”), and                              (the “Optionee”).

W I T N E S S E T H:

WHEREAS, the Optionee is now employed or engaged as a consultant by the Company or one of its subsidiaries in a key capacity, or is a director of the Company, and the Company desires to have Optionee remain in such employment and to afford Optionee the opportunity to acquire, or enlarge, Optionee’s ownership of the Company’s Common Stock, par value $.01 per share (“Stock”), so that Optionee may have a direct proprietary interest in the Company’s success (all references to employment hereinafter shall relate to any consulting, directorship or similar relationship, as applicable, and all references to employment or termination of employment with or by the Company shall include employment with or by any of the Company’s direct or indirect subsidiaries, as applicable);

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.                                       Grant of Option.  Subject to the terms and conditions set forth herein and in the Company’s 2010 Stock Incentive Plan as amended and/or restated (the “Plan”), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending years from the date hereof (the “Termination Date”), the right and option (the right to purchase any one share of Stock hereunder being an “Option”) to purchase from the Company, at a price of $[xx.xx] per share, an aggregate of                      shares of Stock.  The Optionee expressly acknowledges receipt of a copy of the Plan and agrees to be bound by all of the provisions of the Plan.

2.                                       Limitations on Exercise of Option.  Subject to compliance with the terms and conditions set forth herein, the Optionee may exercise       % of the Options on and after                           , 20      , an additional       % of the Options on and after                        , 20    , an additional       % of the Options on and after                        , 20      , and an additional     % of the Options on and after                 , 20    .  Notwithstanding the vesting provisions in this Section 2, upon a Change in Control (following the date hereof), as defined in the Plan, 100% of the Options, to the extent not previously exercised, shall become fully vested and exercisable.

3.                                       Termination of Employment.

A.                                   If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or by reason of retirement on or after age 65, the Options shall remain exercisable until the earlier of the Termination Date or one year after the date of cessation of employment to the extent the Options were exercisable at the time of cessation of employment.

B.                                     If the Optionee shall cease to be employed by the Company prior to the Termination Date by reason of death, or the Optionee shall die while entitled to exercise any of the Options pursuant to paragraph 3(A) or the second sentence of paragraph 3(C), the executor or administrator of the estate of the Optionee or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, until the earlier of the Termination Date or one year after the date of death, to exercise the Options to the extent that the Optionee was entitled to exercise them on the date of death, subject to any other limitation contained herein on the exercise of the Options in effect on the date of exercise.

C.                                     If the Optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after age 65, or if the Optionee’s employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Committee, the Options, to the extent not exercised prior to such termination, shall lapse and be canceled.  If the Company terminates the Optionee’s employment without Cause as hereinafter defined, the Options, to the extent exercisable immediately prior to such termination, shall continue to be exercisable until the earlier of the Termination Date or ninety (90) days after the date of such termination.  For purposes of the immediately preceding sentence, any days during the above-mentioned 90-day period that the Optionee is prohibited from selling Stock into the public market on account of any underwriters’ lock-up period or any blackout period imposed by the Company, shall (without duplication) not be counted.

D.                                    For purposes of this Agreement, unless otherwise provided in an employment agreement between the Company and the Optionee, “Cause” shall mean:  (i) the substantial and continued failure of the Optionee to perform material duties reasonably required of the Optionee by the Company or any Subsidiary or the Company’s Board of Directors, as applicable (it being understood that a failure to attain performance objectives shall not in and of itself be treated as a failure to perform material duties for purpose of this clause (i)) for a period of not less than thirty (30) consecutive days, provided notice in writing from the Company or its Board of Directors, as applicable, is given to the Optionee specifying in reasonable detail the circumstances constituting such substantial and continued failure, (ii) conduct by the Optionee substantially disloyal to the Company which conduct is identified in reasonable detail by notice in writing from the Company or the Board of Directors, as applicable, and which conduct, if susceptible of cure, is not cured by the Optionee within 30 days of the Optionee’s receipt of such notice, (ii) any act of fraud, embezzlement or misappropriation by the Optionee against the Company or any Subsidiary, (iv) the conviction of the Optionee of a felony or plea by the Optionee of guilty or “nolo contendre” to the charge of a felony, or (v) in the case of an Optionee who is a director of the Company, removal of the Optionee from the Board of Directors for cause under applicable law.  The definition of “Cause” herein shall not modify, amend or otherwise affect the definition of “Cause” in any employment or other agreement with the Company or any Subsidiary.  For purposes of this paragraph, the term “Subsidiary” means an entity that the Company owns, whether directly or indirectly, greater than fifty percent (50%) of such entity’s capital stock.

E.                                      Except as otherwise provided in paragraph 3(D) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

F.                                      After the expiration of any exercise period described in either of paragraphs 3(A), 3(B) or 3(C) hereof, the Options shall terminate together with all of the Optionee’s rights hereunder, to the extent not previously exercised.  All vesting with respect to the Options shall cease upon the Optionee’s termination of employment with the Company and all Options to the extent unvested at the time of termination shall expire.

4.                                       Method of Exercising Option.

A.                                   The Optionee may exercise any or all of the Options by delivering to the Company a written notice signed by the Optionee stating the number of Options that the Optionee has elected to exercise at that time, together with full payment of the purchase price of the shares to be thereby purchased from the Company.  Payment of the purchase price of the shares may be made by certified or bank cashier’s check payable to the order of the Company, or, in the sole discretion of the Committee, (i) by surrender or delivery to the Company of shares of Stock or other property acceptable to the Committee in its sole discretion, which Stock or other property shall have a value equal to the purchase price, (ii) after the date of an initial public offering, by delivery to the Committee of a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the purchase price, or (iii) by such other means as the Committee shall allow in it discretion.  Notwithstanding anything herein to the contrary, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company hereunder in violation of Section 402 of the Sarbanes-Oxley Act of 2002.

B.                                     At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.  The Committee may, in its sole discretion, allow for the withholding of shares of Stock by the Company having a value equal to the amount necessary to satisfy all or part of the tax withholding requirements.

5.                                       Issuance of Shares.  Subject to any limitations set forth in the Plan, as promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.

6.                                       Successors.  Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons.

7.                                       Non-Transferability.  The Options are not transferable by the Optionee other than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by Optionee.  No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

8.                                       Rights as Stockholder.  The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until Optionee shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Optionee shall become the holder of record thereof.

9.                                       Recapitalizations, Reorganizations, etc.

A.                                   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.                                     The shares with respect to which the Options are granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Options are granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Options shall be appropriately adjusted.  Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive.  Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Options.

C.                                     In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by the Options and the Option price thereof.  The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company’s assets within a reasonable time prior to such sale.

D.                                    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligation of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Options.

10.                                 Compliance with Law.  Notwithstanding any of the provisions hereof, the Optionee hereby agrees that Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.  Any determination in this connection by the Committee shall be final, binding and conclusive.  The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

11.                                 Notice.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to Optionee at the Optionee’s last known address, as reflected in the Company’s records.

12.                                 Non-Qualified Options.  The Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Code.

13.                                 Binding Effect.  Subject to Section 7 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

14.                                 Governing Law.  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, United States of America, without reference to the principles of conflicts of law thereof.  The parties hereto agree that any action arising out of or relating to this Agreement must be brought in the United States District Court of Delaware.  Alternatively, provided only that the United States District Court for Delaware is deemed to lack subject-matter jurisdiction, the parties consent and agree that any such matter provided for in this sub-paragraph shall be brought in Delaware State court.  All parties hereto expressly agree and consent to the exclusive jurisdiction of the Delaware courts (i.e., Delaware Federal and Delaware State Courts, respectively).

15.                                 Plan.  The terms and provisions of, and the defined terms used in, the Plan are incorporated herein by reference.  Unless a different meaning is expressly set forth herein, the defined terms used in this Agreement shall have the same meaning given to such terms in the

Plan.  In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control.  In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KNOLL, INC.

By:

OPTIONEE: